SUMMARY PROSPECTUS

Lord Abbett AMT Free Municipal Bond Fund

FEBRUARY 1, 2011

CLASS/TICKER
CLASS A	LATAX	CLASS F	LATFX
CLASS C	LATCX	CLASS I	LMCIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated February 1, 2011, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 95 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” in the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	C	F and I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	I
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.20%	1.00%(3)	0.10%	None
Total Other Expenses(4)	0.21%	0.21%	0.21%	0.21%
Interest and Related Expenses from Inverse Floaters(4)	0.03%	0.03%	0.03%	0.03%
Other Expenses(4)	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	0.91%	1.71%	0.81%	0.71%
Management Fee Waiver and/or Expense Reimbursement(5)	(0.38)%	(0.38)%	(0.38)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver(5)	0.53%	1.33%	0.43%	0.33%

(1)

A CDSC of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	Based on estimated amounts for the current fiscal year.
(5)

For the period October 26, 2010 through January 31, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, if any, do not exceed an annual rate of 0.30%. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver and expense reimbursement agreement between the Fund and Lord Abbett for the one-year period). The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed		If Shares Are Not Redeemed
	1 Year	3 Years	1 Year	3 Years
Class A Shares	$278	$472	$278	$472
Class C Shares	$135	$502	$135	$502
Class F Shares	$44	$221	$44	$221
Class I Shares	$34	$189	$34	$189

SUMMARY – AMT FREE MUNICIPAL BOND FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the fee table or in the example, affect the Fund’s performance. The Fund does not show any portfolio turnover because the Fund is newly organized and commenced investment operations on October 29, 2010.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax. Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the U.S. and their political subdivisions, agencies, and instrumentalities that provide income free from federal personal income tax.

Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services.

Under normal market conditions, the Fund primarily invests in investment grade municipal bonds rated, at the time of purchase, BBB/Baa or higher (or unrated but determined by Lord Abbett to be of comparable quality). The Fund may invest up to 35% of its net assets in below investment grade (also known as “non-investment grade,” “high yield,” or “junk”) municipal bonds rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”), at the time of purchase, BB/Ba or lower (or unrated by NRSROs but determined by Lord Abbett to be of comparable quality). The Fund will not invest 25% or more of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or political subdivisions of governments. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal income tax. As a non-fundamental policy, the Fund will not invest in municipal bonds that pay interest that is subject to the federal alternative minimum tax (“AMT”). These municipal bonds are also known as private activity bonds or AMT paper.

The Fund may invest in certain derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund will do so in an attempt to increase income, or reduce or increase portfolio duration.

Under normal circumstances, we intend to maintain the average weighted stated maturity of the Fund at between ten and twenty-five years. A substantial amount of the Fund’s holdings may be “callable,” a feature that allows the bond issuer to

SUMMARY – AMT FREE MUNICIPAL BOND FUND

redeem the bond before its maturity date. In selecting municipal bonds, we focus on credit quality, income tax exemption, total return potential, and call protection. In keeping with the Fund’s strategy to seek tax-exempt income in a manner consistent with reasonable risk, the Fund assesses risk by considering the volatility (i.e., the level of price fluctuations in the Fund’s holdings) that the Fund has over time. The Fund believes that a volatility that generally approximates the volatility of the Barclays Capital Municipal Bond Index represents a reasonable risk.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value. The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid, which may make such bonds more difficult to sell at an acceptable price, especially during periods of increased market volatility or significant market decline.

•	Call Risk – As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer of a security may not make interest and principal payments as they become due. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state.

SUMMARY – AMT FREE MUNICIPAL BOND FUND

Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Derivatives Risk – Loss may result from the Fund’s investments in certain derivative transactions including swap transactions, interest rate caps and similar instruments, and inverse floaters. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income.

•	Extension Risk – Rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a bond and typically reducing its value.

•

Governmental Risk – Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Industry Risk – Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to the Fund in the event of an economic downturn in that industry, as such users may have difficulty making payments on their obligations.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, causing the Fund’s investments typically to lose value. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds.

•

Liquidity Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund.

•	Market and Portfolio Management Risks – If certain markets or investments do not perform as expected, the Fund could underperform similar funds or lose money.

•

State and Territory Risks – Although the Fund does not focus on a particular state or territory, the Fund’s performance may be affected by local, state, and regional factors. These factors may include, for example, economic or political developments, erosion of the tax base, and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of the Fund and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or

SUMMARY – AMT FREE MUNICIPAL BOND FUND

local economies. The effects of the national economic recession that began in 2008 caused extraordinary declines in tax revenues, increased demands for government services and added pressure on budgetary reserves for affected governments. State, territory, and local economies continue to be affected by severely decreased tax revenues and additional pressure on budgets. State and local governments also have relied heavily on federal stimulus funds and other one-time measures to deal with their current budget crises and may face less flexibility and liquidity in the future. All of this could have significant consequences for the Fund because a worsening of the economic position of a state or other issuer of bonds in which the Fund invests could lower the value of the Fund’s investments and could cause you to lose money.

•

Taxability Risk – The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. Although the Fund attempts to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the Fund’s prospectus.

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund has not been in operation for a full calendar year.

INVESTMENT ADVISER

The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Investment Management Team Since
Daniel S. Solender, Partner and Director	2010

SUMMARY – AMT FREE MUNICIPAL BOND FUND

PURCHASE AND SALE OF FUND SHARES

Investment Minimums — Initial/Additional Investments(1)
Class	A and C	F	I
General	$1,000/No minimum	No minimum	$1 million minimum(2)
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

(1)

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described above.

(2)	Applicable requirement for certain types of institutional investors.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to regular federal income tax or the federal individual AMT; however the Fund may distribute taxable dividends, as well as taxable distributions of short-term and long-term capital gains. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – AMT FREE MUNICIPAL BOND FUND

SEC File Number: 811-03942

00078303	AMTMB-7SUM (2/11)